SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 30, 2000


                      SAFETY COMPONENTS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

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
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               Delaware                              0-23938                            33-0596831
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
    (State or other jurisdiction of          (Commission File Number)       (IRS Employer Identification No.)
            incorporation)
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             Corporate Center, 40 Emery Street, Greenville, SC    29605
               (Address of principal executive offices)         (Zip Code)


       Registrant's telephone number, including area code: (864) 240-2600








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Item 3. Bankruptcy or Receivership.

     On August 31, 2000, the District Court of the State of Delaware (the "Court") entered an order approving the plan of reorganization (as amended, the "Plan") pursuant to which Safety Components International, Inc. (the "Registrant") and certain of its domestic subsidiaries (collectively, "Safety Components") plan to emerge from their pre-arranged cases under Chapter 11 of the U.S. Bankruptcy Code. Subject to fulfillment of the conditions precedent to emergence, Safety Components is expected to emerge from Chapter 11 in early October.

     As of July 29, 2000, the Registrant had $167.3 million of assets and $186.7 million of liabilities. Pursuant to the Plan, as confirmed, all of the Registrant's 10-1/8% senior notes due 2007 (an aggregate of appproximately $96.8 million) will be converted into the right to receive 96.8% of the Registrant's post-bankruptcy common stock, and the current share of common stock, excluding stock held by Robert Zummo (Chairman of the Registrant), will receive 3.2% of the Registrant's post-bankruptcy common stock and warrants to acquire 12% of such common stock. Immediately upon emergence, the Registrant will have 5,000,000 shares of common stock issued and outstanding and, other than the warrants, no shares of common stock will be reserved for issuance in respect of claims and interests filed and allowed under the Plan. In addition, the Plan provides that all of Safety Components' trade suppliers and other creditors will be paid in full.

     The Plan and the Registrant's press release dated as of August 31, 2000 regarding the approval of the Plan are attached as Exhibits 99.1 and 99.2 to this Current Report and are incorporated herein by reference. The foregoing summary is qualified in its entirety by reference to such documents.

     On August 31, 2000, the Court also entered an order approving the sale by the Registrant of its wholly-owned subsidiary Valentec Systems, Inc. to VTECH Corporation for aggregate consideration of approximately $4.15 million. The press release of the Registrant dated as of September 1, 2000 regarding the sale is attached as Exhibit 99.3 to this Current Report and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

99.1 First Amended Joint Plan of Reorganization of Safety Components International, Inc., Safety Components Fabric Technologies, Inc., Automotive Safety Components International, Inc., ASCI Holdings Germany
     (DE) Inc., ASCI Holdings UK (DE) Inc., ASCI Holdings Mexico (DE) Inc., and ASCI Holdings Czech (DE) Inc.

99.2 Press Release of Safety Components International, Inc. dated as of August 31, 2000.

99.3 Press Release of Safety Components International, Inc. dated as of September 1, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                           SAFETY COMPONENTS INTERNATIONAL, INC,
                                           (Registrant)


Dated:   September 11, 2000                By:  /s/ Brian Menezes
                                              ----------------------
                                               Brian Menezes
                                               Chief Financial Officer






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                                INDEX TO EXHIBITS


Exhibit No.       Description


99.1 First Amended Joint Plan of Reorganization of Safety Components International, Inc., Safety Components Fabric Technologies, Inc., Automotive Safety Components International, Inc., ASCI Holdings Germany (DE) Inc., ASCI Holdings UK (DE) Inc., ASCI Holdings Mexico (DE) Inc., and ASCI Holdings Czech (DE) Inc.

99.2 Press Release of Safety Components International, Inc. dated as of August 31, 2000.

99.3 Press Release of Safety Components International, Inc. dated as of September 1, 2000.